Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with this Quarterly Report on Form 10-QSB (the "Report") of China Cable and Communication, Inc. (the "Company") for the quarter ended March 31, 2005, I, Raymond Ying-Wai Kwan, the Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned knowledge and belief:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: June 20, 2005                               /s/ Raymond Ying-Wai Kwan
                                                  -------------------------
                                                  Raymond Ying-Wai Kwan
                                                  Chief Executive Officer